CERTIFICATION

            PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


  I, Andrew Lloyd Michuda, as Chief Executive Officer of Sopheon plc hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of
  2002, that to my knowledge:

          (1) the accompanying Annual Report on Form 20-F for the period ending
          December 31, 2002 as filed with the U.S. Securities and Exchange
          Commission (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of
1934, as
          amended; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                By:  Andrew Lloyd Michuda
                                          Name: Andrew Lloyd Michuda
                                          Title: Chief Executive
Officer



     Date:  July 3, 2003


     A signed original of this written statement required by Section
906 has been
     provided to Sopheon plc and will be retained by Sopheon Plc and furnished to the
     Securities and Exchange Commission or its staff upon request.